POLARIS GLOBAL VALUE FUND (the “Fund”)

Supplement dated December 4, 2015 to the Prospectus dated May 1, 2015

1. The section entitled “Redemption Fee” beginning on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Redemption Fee. If you redeem your shares in the Fund within 180 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•	redemption of shares in a deceased shareholder’s account;

•	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

•	redemption of shares purchased through a dividend reinvestment program;

•	redemption of shares pursuant to a systematic withdrawal plan;

•	redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC; and

•	redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund’s shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary’s account by the Fund. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer.

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For more information, please contact a Fund customer service representative toll free at (888) 263-5594.

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